TRANSAMERICA FUNDS

Transamerica Enhanced Muni

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on about February 15, 2016, Transamerica Enhanced Muni (the “fund”) will be renamed “Transamerica Intermediate Muni.” The change will be implemented throughout the Prospectus, Summary Prospectuses and Statement of Additional Information.

The fund’s Board of Trustees has approved the name change in connection with an effort to clarify the fund’s investment strategies regarding leverage utilization and the average maturity of the municipal bonds in which the fund invests. The fund’s investment objective, as well as the investment team, philosophy, and process of supporting the fund, will remain unchanged.

The fund’s strategy will be revised to add the fund’s dollar-weighted average maturity is more than 3 years and less than 10 years.

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Investors Should Retain this Supplement for Future Reference

December 22, 2015